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                                                                EXHIBIT 10.7

                               February 19, 1999


The Carlyle Group
9 West 57th Street
32nd Floor
New York, NY 10019

     NorthPoint Communications, Inc.
     -------------------------------

Ladies and Gentlemen:

     This letter will confirm our agreement that effective upon and subject to the purchase by Carlyle Partners II, L.P., a Delaware limited partnership, Carlyle Partners III, L.P., a Delaware limited partnership, State Board of Administration of Florida, Carlyle Investment Group, L.P., a Delaware limited partnership, Carlyle International Partners II, L.P., a Cayman Islands limited partnership, Carlyle International Partners III, L.P., a Cayman Islands limited partnership, C/S International Partners, a Cayman Islands general partnership, Carlyle-NorthPoint Partners, L.P., a Delaware limited partnership, Carlyle-NorthPoint International Partners, L.P., a Cayman Islands limited partnership, Carlyle Venture Partners, LP, a Cayman Islands limited partnership, Carlyle U.S. Venture Partners, LP, a Delaware limited partnership, C/S Venture Partners, LP, a Cayman Islands limited partnership and Carlyle Venture Coinvestment, LLC, a Delaware limited liability company (collectively, "Carlyle") of an aggregate of
                                                   -------
9,915,014 shares of Series C Preferred Stock of NorthPoint Communications, Inc. (the "Company"), Carlyle will be entitled to the following contractual rights,
      -------
in addition to any rights granted pursuant to that certain Amended and Restated Series C Preferred Stock Purchase Agreement dated as of January 20, 1999 by and among the Company and the purchasers listed on Attachment 1 thereto (the

"Purchase Agreement") and any of the agreements contemplated thereby:
-------------------

     1.  Purchase of Shares.  As of the Third Closing, the Company agrees to
         ------------------
sell to Carlyle Partners II, L.P., a Delaware limited partnership, Carlyle Partners III, L.P., a Delaware limited partnership, State Board of Administration of Florida, Carlyle Investment Group, L.P., a Delaware limited partnership, Carlyle International Partners II, L.P., a Cayman Islands limited partnership, Carlyle International Partners III, L.P., a Cayman Islands limited partnership, C/S International Partners, a Cayman Islands general partnership, Carlyle-NorthPoint Partners, L.P., a Delaware limited partnership, and Carlyle-NorthPoint International Partners, L.P., a Cayman Islands limited partnership (collectively, the "Carlyle Fund II Entities"), and the Carlyle Fund II Entities
                    ------------------------
agree to purchase, an additional 708,215 shares of Series C Preferred Stock of the Company (the "Purchase Shares") at a purchase price of $3.53 per Purchase
                  ---------------
Share. The Purchase Shares shall be allocated among the Carlyle Fund II Entities as set forth in a notice to be provided by Carlyle to the Company prior to the Third Closing. With respect to the purchase of the Purchase Shares hereunder, the Carlyle Fund II Entities and the Purchase Shares shall be entitled to all benefits and rights to which Carlyle and the Shares are entitled under the Purchase
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Agreement and the Related Documents as if the Purchase Shares were Shares thereunder and this Agreement were set forth therein.

     2.  Definitions.  Capitalized terms used herein but not otherwise defined
         -----------
shall have the meanings assigned to such terms in the Purchase Agreement.

     3.  Specific Performance.  Each of the parties hereto agrees that in the
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event of any breach or default or threatened breach or threatened default by the
Company of any covenant, agreement, obligation or other provision set forth herein, that monetary damages are not adequate remedies to compensate the Carlyle Fund II Entities and the Carlyle Fund II Entities shall be entitled (in addition to any other remedy that may be available to it) to (i) a decree or order of specific performance or other equitable relief to enforce the observance and performance of such covenant, agreement, obligation or other provision, and (ii) an injunction restraining such breach or threatened breach, without in either case, the posting of any bond and, to the extent permissible by applicable law, each party waives any objection to the imposition of such relief.



                            [Signature Pages Follow]

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                         Very truly yours,

                         NORTHPOINT COMMUNICATIONS, INC.

                         By:/S/ NORTHPOINT COMMUNICATIONS, INC.
                            -----------------------------------------
                         Title:


Accepted and agreed:
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CARLYLE PARTNERS II, L.P.
By:  TC Group, L.L.C.
     Its General Partner

By:  /S/ CARLYLE PARTNERS II, L.P.
     ------------------------------
     Title:  Managing Director



CARLYLE PARTNERS III, L.P.
By:  TC Group, L.L.C.
     Its General Partner

By:  /S/ CARLYLE PARTNERS III, L.P.
     ------------------------------
     Title:  Managing Director



STATE BOARD OF ADMINISTRATION OF FLORIDA
By:  Carlyle Investment Management LLC
     Its Manager

By:  /S/ STATE BOARD OF ADMINISTRATION OF FLORIDA
     --------------------------------------------
     Title:  Managing Director



CARLYLE INVESTMENT GROUP, L.P.
By:  TC Group, L.L.C.
     Its General Partner

By:  /S/ CARLYLE INVESTMENT GROUP, L.P.
     ----------------------------------
     Title:  Managing Director

                                      -3-
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CARLYLE INTERNATIONAL PARTNERS II, L.P.
By:  TC Group, L.L.C.
     Its General Partner

By:  /S/ CARLYLE INTERNATIONAL PARTNERS II, L.P.
     ------------------------------
     Title:  Managing Director


CARLYLE INTERNATIONAL PARTNERS III, L.P.
By:  TC Group, L.L.C.
     Its General Partner

By:  /S/ CARLYLE INTERNATIONAL PARTNERS III, L.P.
     ------------------------------
     Title:  Managing Director



C/S INTERNATIONAL PARTNERS
By:  TC Group, L.L.C.
     Its General Partner

By:  /S/ C/S INTERNATIONAL PARTNERS
     ------------------------------
     Title:  Managing Director



CARLYLE-NORTHPOINT PARTNERS, L.P.
By:  TC Group, L.L.C.
     Its General Partner

By:  /S/ CARLYLE-NORTHPOINT PARTNERS, L.P.
     ------------------------------
     Title:  Managing Director



CARLYLE-NORTHPOINT INTERNATIONAL PARTNERS, L.P.
By:  TC Group, L.L.C.
     Its General Partner

By:  /S/ CARLYLE-NORTHPOINT INTERNATIONAL PARTNERS, L.P.
     ------------------------------
     Title:  Managing Director

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